UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021 (July 30, 2021)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of a Director

On July 30, 2021, the Board of Directors (the “Board”) of The Scotts Miracle-Gro Company (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, appointed Gerald Volas as a Class I member of the Board. As a Class I director, Mr. Volas will hold office for a term scheduled to expire at the 2023 Annual Meeting of Shareholders of the Company.

Upon the recommendation of the Nominating and Governance Committee of the Board, the Board also appointed Mr. Volas to serve on the Board’s Audit Committee and Finance Committee and determined that Mr. Volas satisfies the applicable independence requirements set forth in the rules and regulations of the New York Stock Exchange and the Securities and Exchange Commission and has no material relationships with the Company or its subsidiaries other than through his service as a director of the Company.

In his capacity as a non-employee director of the Company, Mr. Volas will receive the same compensation for 2021 as other non-employee directors of the Company, pro-rated to reflect the time he serves on the Board during the 2021 calendar year, which consists of a cash retainer payment in the amount of $100,000 and a grant of restricted stock units (“RSUs”) with a grant date value of $185,000. The RSUs, which were granted under the Plan, have a grant date of July 30, 2021 and will vest on February 5, 2022 provided that Mr. Volas is a director of the Company on the date of the 2022 Annual Meeting if it occurs prior to February 5, 2022. The RSU is subject to accelerated vesting in the event of Mr. Volas’ death or disability.

A copy of the press release issued by the Company on August 3, 2021 announcing the appointment of Mr. Volas as a director is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on August 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	August 3, 2021	By:	/s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated August 3, 2021
The Scotts Miracle-Gro Company

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on August 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)